UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2025

Graphjet Technology

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41070	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lot 3895, Lorong 6D, Kampung Baru Subang

Seksyen U6, 40150 Shah Alam

Selangor, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +60 018 272 7799

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	GTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 15, 2025 (the “Effective Date”), Graphjet Technology (the “Company”) entered into a Warrant Subscription Agreement (the “Subscription Agreement”) with Aiden Lee Ping Wei (the “Purchaser”). The Purchaser is the former Chief Executive Officer of the Company.

Pursuant to the terms of the Subscription Agreement, the Purchaser purchased 20,000,000 warrants (the “Warrants”) to purchase up to 200,000,000 shares of the Company’s Class A ordinary shares, par value $0.0001 (“Shares”), at an exercise price of $0.055 per warrant share, for $200,000.00. The Purchaser may not transfer any of the warrant shares for a period of twelve (12) months from the Effective Date. Once the Purchaser has exercised up to 29,000,000 Shares underlying the Warrants, the Company’s stockholders must approve the issuance of the Shares underlying the remaining Warrants.

The foregoing descriptions of the Subscription Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the complete text of the Subscription Agreement and the Warrants, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1*	Warrant Subscription Agreement, dated as of May 15, 2025, by and between Graphjet Technology and Aiden Lee Ping Wei.
10.2*	Form of Warrant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Pursuant to Regulation S-K Item 601(b)(10)(iv), certain information contained in this Exhibit has been redacted as indicated therein. The Registrant agrees to furnish, supplementally, an unredacted copy of the Exhibit to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHJET TECHNOLOGY

Date: May 20, 2025	By:	/s/ Chris Lai
	Name:	Chris Lai
	Title:	Chief Executive Officer

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